SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2003

PARTNERRE LTD.
(Exact Name of Registrant
as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

0-2253	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

Chesney House, 96 Pitts Bay Road Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 292-0888
(Registrant's Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.

          On March 27, 2003, PartnerRe Ltd. (the “Company”) filed its form 10-K for the year ended December 31, 2002, which was accompanied by certification from the Chief Executive Officer, Patrick A. Thiele, and from the Chief Financial Officer, Albert A. Benchimol, of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. §§ 1350(a) and (b)). A copy of the certifications are included as Exhibit 99.1 to this filing.

          The information in this Current Report on Form 8-K, including the Exhibit, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date: March 27, 2003	By:	/s/ Albert A. Benchimol
Name: Albert A. Benchimol Title: Chief Financial Officer

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